SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                                   FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  October 16, 1997


                          COMPAQ COMPUTER CORPORATION
            (Exact Name of Registrant as Specified in Charter)



           DELAWARE                     1-9026                 76-0011617
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of  Incorporation)                                   Identification No.)



                    20555 SH 249, HOUSTON, TEXAS 77070-2698
                    (Address of Principal Executive Offices)


                               (281) 370-0670
              (Registrant's telephone number, including area code)









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Item 5.    Other Events.

     In a release dated October 16, 1997, Compaq Computer Corporation (NYSE:
CPQ) announced its financial results for the period ended September 30, 1997, including an unaudited consolidated balance sheet as of September 30, 1997, and an unaudited consolidated statement of income for the quarter and nine-month period ended September 30, 1997. The news release is attached as
Exhibit 99.1. In a separate release dated October 16, 1997, Compaq announced the initiation of a cash dividend, a two-for-one stock split, a dividend reinvestment plan and a direct purchase plan. The record date for the stock split is October 31, 1997, and the first dividend is payable on January 20, 1998, to shareholders of record on December 31, 1997. The news release is attached as Exhibit 99.2.

Item 7.    Exhibit - Index

     Exhibit 99.1 -- News Release dated October 16, 1997.
     Exhibit 99.2 -- News Release dated October 16, 1997.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




October 16, 1997                   COMPAQ COMPUTER CORPORATION



					/s/ Earl L. Mason
                                   _______________________________
                                   Earl L. Mason
                                   Senior Vice President and Chief
                                   Financial Officer
                                   (as authorized officer and as
                                   principal financial officer)